UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2022

CRISPR THERAPEUTICS AG

(Exact name of Registrant as Specified in Its Charter)

Switzerland	001-37923	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Baarerstrasse 14 6300 Zug, Switzerland		Not Applicable
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: +41 (0)41 561 32 77

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, nominal value CHF 0.03	CRSP	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Approval of Amendment to CRISPR Therapeutics AG 2018 Stock Option and Incentive Plan

On June 9, 2022, at the 2022 Annual General Meeting of Shareholders (the “Annual Meeting”), the shareholders of CRISPR Therapeutics AG (the “Company”) approved the amendment (the “Plan Amendment”) to the CRISPR Therapeutics AG 2018 Stock Option and Incentive Plan (the “2018 Plan”) to increase the number of common shares, par value CHF 0.03 per share (“Common Shares”) reserved for issuance under the 2018 Plan by 1,700,000 Common Shares and to increase the number of shares that may be issued in the form of incentive stock options by 1,700,000 Common Shares. The Plan Amendment previously had been approved, subject to shareholder approval, by the Company’s Board of Directors (the “Board”).

The Company’s officers and directors are among the persons eligible to receive awards under the 2018 Plan, as amended, in accordance with the terms and conditions thereunder. A detailed summary of the 2018 Plan and the Plan Amendment is set forth in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 25, 2022 (the “Proxy Statement”) under the caption “Proposal 13: Approval of Amendment to the CRISPR Therapeutics AG 2018 Stock Option and Incentive Plan”, which summary is incorporated herein by reference. That detailed summary of the 2018 Plan and Plan Amendment, and the foregoing description of the Plan Amendment, are qualified in their entirety by reference to (i) the full text of the 2018 Plan, which is filed as Exhibit 99.1 to the Company’s Registration Statement on Form S-8 filed on June 1, 2018, (ii) the full text of Amendment No. 1 to the 2018 Stock Option and Incentive Plan, which is attached as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 30, 2019, (iii) the full text of Amendment No. 2 to the 2018 Stock Option and Incentive Plan, which is attached as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 24, 2020, and (iv) the full text of the Plan Amendment, a copy of which is attached as Appendix A to the Proxy Statement, and in each case, incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Annual Meeting, the Company’s shareholders approved amendments to its Articles of Association as described in the Proxy Statement. The Company’s amended and restated Articles of Association become effective upon registration in the Commercial Register in the canton of Zug, Switzerland on or about June 15, 2022, subject to the approval by the Swiss Federal Commercial Authority. A copy of the amended and restated Articles of Association is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

The Annual Meeting was held on June 9, 2022. Proxies were solicited pursuant to the Proxy Statement.

At the Annual Meeting, the Company’s shareholders were asked (i) to approve the Swiss statutory annual report, the consolidated financial statements and the statutory financial statements of the Company for the year ended December 31, 2021, (ii) to approve the appropriation of financial results, (iii) to discharge the members of the Board of Directors and Executive Committee, (iv) to elect and re-elect nine members and the chairman to the Company’s Board of Directors, (v) to re-elect three members of the Compensation Committee of the Board of Directors, (vi) to approve the compensation for the Board of Directors and the Executive Committee, (vii) to approve the compensation paid to the Company’s named executive officers under U.S. securities law requirements, (viii) to approve the frequency of future shareholder advisory votes on the compensation paid to the Company’s named executive officers under U.S. securities law requirements, (ix) to approve an increase in the maximum size of the Board of Directors, (x) to approve an adjustment of the maximum number of authorized share capital and extend the date by which the Board of Directors may increase the authorized share capital of the Company, (xi) to approve an adjustment of the conditional share capital for the conversion of bonds and similar debt instruments, (xii) to approve an increase in the conditional share capital for employee equity plans, (xiii) to approve the Plan Amendment, (xiv) to re-elect the independent voting rights representative, (xv) to re-elect Ernst & Young AG as the Company’s statutory auditor and to re-elect Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022, and (xvi) to approve the transaction of any other business that may properly come before the Annual Meeting.

The voting results reported below are final.

Proposal 1 – Approval of the Swiss Statutory Annual Report, the Consolidated Financial Statements and the Statutory Financial Statements of the Company for the Year Ended December 31, 2021

The Swiss statutory annual report, the consolidated financial statements and the statutory financial statements of the Company for the year ended December 31, 2021 were approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	55,725,162	169,145	174,047	0

Proposal 2 – Approval of the Appropriation of Financial Results

The proposal to carry forward the net income resulting from the appropriation of financial results was approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	55,663,122	191,157	214,075	0

Proposal 3 – Discharge of the Members of the Board of Directors and Executive Committee

The discharge of the members of the Company’s Board of Directors and the Executive Committee from personal liability for their activities during the year ended December 31, 2021 was approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	38,712,599	328,272	75,947	16,951,536

Proposal 4 – Election and Re-election of the Members and Chair of the Board of Directors

Rodger Novak, M.D., Samarth Kulkarni, Ph.D., Ali Behbahani, M.D., Bradley Bolzon, Ph.D., H. Edward Fleming Jr., M.D., Simeon J. George, M.D., John T. Greene, Katherine A. High, M.D., and Douglas A. Treco, Ph.D. were each duly re-elected as members of the Company’s Board of Directors, Rodger Novak, M.D. was duly re-elected as the chairman of the Board of Directors, and Maria Fardis, Ph.D., was duly elected as a member of the Company’s Board of Directors. The results of the election were as follows:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Rodger Novak, M.D.	38,811,475	227,571	77,772	16,951,536
Samarth Kulkarni, Ph.D.	38,203,106	834,226	79,486	16,951,536
Ali Behbahani, M.D.	27,384,666	11,649,601	82,551	16,951,536
Bradley Bolzon, Ph.D.	38,760,145	275,056	81,617	16,951,536
H Edward Fleming Jr., M.D.	38,817,215	217,290	82,313	16,951,536
Simeon J. George, M.D.	38,646,772	386,485	83,561	16,951,536
John T. Greene	38,783,387	247,700	85,731	16,951,536
Katherine A. High, M.D.	37,750,652	1,289,434	76,732	16,951,536
Douglas A. Treco, Ph.D.	37,344,054	1,690,060	82,704	16,951,536
Maria Fardis, Ph.D.	38,887,422	150,783	78,613	16,951,536

Proposal 5 –Re-election of the Members of the Compensation Committee

Ali Behbahani, M.D., Simeon J. George, M.D., and John T. Greene, were each duly re-elected as members of the Company’s Compensation Committee of the Board of Directors. The results of the election were as follows:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Ali Behbahani, M.D.	28,225,426	10,801,138	90,254	16,951,536
Simeon J. George, M.D.	37,702,802	1,324,072	89,944	16,951,536
John T. Greene	37,697,751	1,326,789	92,278	16,951,536

Proposal 6 – Approval of the Compensation for the Board of Directors and the Executive Committee

The total non-performance-related compensation for members of the Board of Directors from the Annual Meeting to the 2023 annual general meeting of shareholders was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	38,558,483	396,373	161,962	16,951,536

The grant of equity for members of the Board of Directors from the Annual Meeting to the 2023 annual general meeting of shareholders was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	29,507,465	9,477,348	132,005	16,951,536

The total non-performance related compensation for members of the Executive Committee from July 1, 2022 to June 30, 2023 was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	38,096,587	881,119	139,112	16,951,536

The total variable compensation for members of the Executive Committee for the current year ending December 31, 2022 was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	37,568,602	1,402,110	146,106	16,951,536

The grant of equity for members of the Executive Committee from the Annual Meeting to the 2023 annual general meeting of shareholders was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	36,641,554	2,343,883	131,381	16,951,536

Proposal 7 – Non-Binding Advisory Vote on the Compensation Paid to Named Executive Officers

The compensation for the named executive officers was approved on a non-binding basis. The results of the non-binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	36,212,243	2,777,013	127,562	16,951,536

Proposal 8 – Non-Binding Vote on the Frequency of Advisory Votes on Executive Compensation

The Company’s shareholders approved, on a non-binding, advisory basis a frequency of One Year for the non-binding, advisory vote on the compensation of the Company’s named executive officers. The Board considered these voting results and other factors, and has determined that the Company will hold future advisory votes on its executive compensation on an annual basis. The results of the non-binding vote were as follows:

	ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
NUMBER	22,985,494	269,774	15,752,439	109,111	16,951,536

Proposal 9 – Approval of Increasing the Maximum Size of the Board of Directors

An increase in the maximum size of the Board of Directors was approved with at least two thirds of the votes cast. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	53,478,098	2,345,582	244,674	0

Proposal 10 – The Approval of an Adjustment of the Maximum Number of Authorized Share Capital and Extending the Date by Which the Board of Directors May Increase the Share Capital

The adjustment of the maximum number of authorized share capital and extension of the date by which the Board of Directors may increase the share capital was not approved. The results of the election were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	36,974,015	18,827,216	267,123	0

Proposal 11 – Approval of an Adjustment of the Conditional Share Capital for the Conversion of Bonds and Similar Debt Instruments

An adjustment of the Company’s conditional share capital for the conversion of bonds and similar debt instruments was approved with at least two thirds of the votes cast. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	37,777,125	1,227,383	112,310	16,951,536

Proposal 12 – Approval of an Adjustment of the Conditional Share Capital for Employee Equity Plans

An adjustment of the Company’s conditional share capital for employee equity plans was approved with at least two thirds of the votes cast. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	26,900,990	12,109,241	106,587	16,951,536

Proposal 13 – Approval of Amendment to the 2018 Stock Option and Incentive Plan

The Plan Amendment was approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	26,633,152	12,363,307	120,359	16,951,536

Proposal 14 – Re-election of the Independent Voting Rights Representative

Marius Meier, Attorney at Law, was duly re-elected as the independent voting rights representative. The results of the election were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	55,422,847	437,395	208,112	0

Proposal 15 – Re-election of the Auditors

Ernst & Young AG was duly elected as the Company’s statutory auditor for the term of office of one year, and Ernst & Young LLP was duly elected as the Company’s independent registered public accounting firm for the year ending December 31, 2022. The results of the election were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	55,660,263	279,350	128,741	0

Proposal 16 – Transaction of Any Other Business

The transaction of any other business that properly came before the Annual Meeting was approved. The results of the election were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	24,614,812	14,144,396	1,251,481	16,057,665

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1*	Amended and Restated Articles of Association of CRISPR Therapeutics AG

10.1#

CRISPR Therapeutics AG 2018 Stock Option and Incentive Plan and forms of agreements thereunder (incorporated herein by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-8 filed on June 1, 2018).

10.2#	Amendment No.1 to the 2018 Stock Option and Incentive Plan (incorporated herein by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 30, 2019).

10.3#	Amendment No.2 to the 2018 Stock Option and Incentive Plan (incorporated herein by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 24, 2020).

10.4#	Amendment No.3 to the 2018 Stock Option and Incentive Plan (incorporated herein by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 25, 2022).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

# A management contract or compensatory plan or arrangement required to be filed as an exhibit pursuant to Item 15(a)(3) of Form 10-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRISPR THERAPEUTICS AG

Date: June 13, 2022	By:	/s/ Samarth Kulkarni
Samarth Kulkarni, Ph.D.
Chief Executive Officer